Exhibit 99.1

Safe Harbor Statement We make forward-looking statements in this presentation which represent our expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward- looking statements, including but not limited to assumptions of shares outstanding (basic and fully diluted); methodology of "if converted" accounting; and assumed use of debenture proceeds.

Nation's largest and fastest growing direct manufacturer, marketer and distributor of Sporting Goods to Institutions in the USA $6B Market; highly fragmented - no large competitors 250,000+ School and Institutional Targets Sell equipment and team uniforms via Catalog, Telesales, and now Road Sales Professionals "Revenue Producing Varsity Sports" (baseball, football, basketball) Competition: Local Sporting goods stores (25-30K in USA) CP Advantage: Factory-Direct; Remove middle man - pass savings to customer. Who Is Collegiate Pacific?

Michael Blumenfeld, Chairman & CEO - Founded Direct Selling of Sports Equipment in 1972 Adam Blumenfeld, President - 10+ Years of Experience 1980 - 1996: Built Two $100M Entities in the Space 1998 - Founded Collegiate Pacific, Inc. (AMEX-BOO in 2000) Top 55 Mgrs/Executives from Former Entities 3rd Vehicle - "Best Practice" Model Almost All Employees are Stock/Option Holders Management Ownership: 23% Pre BOO Mgmt. History

Industry Manufacturer E Distributor E Sales Force E Dealer E Collegiate Pacific Customer Customer Differences: 30-60% Price Savings Delivery in 7 days vs. 4 weeks 1.5M Catalogs 15 Person Telesales Fax/Email 140 Sales Pros Factory Direct Advantage

Last 12 Months: "DID WHAT WE SAID" Organic Growth 20-25% Raised $20M in New Equity Acquisition of Tomark (1/1/04) Acquisition of Kessler (4/1/04) Acquisition of Dixie (7/27/04) Acquisition of OTS (December 04) PLATFORM IN PLACE

$26M to $100M+ Run Rate in 12 Months Addition of Highly Seasoned Management 30K to 70K Customers in 12 Months 3 to 140 Road Sales Professionals in 12 Months 2,500 to 4,500+ Products in 12 Months Proprietary Equipment and $50M+ in Branded Uniforms Resulting Platform . . .

Category CP Kess/Dix/OTS Synergy Position #1 Maker/Marketer Top US Distributors Vertically integrates manufacturing, marketing and distribution with sales force and brand - only such company in USA Product Type Equipment Uniforms One Stop Shop for Customers. Same Buyer for Equipment & Uniforms. Uniforms into Catalogs; Equipment to Sales Force (bigger tool kit) Selling Tool Catalog Road Man Personalize the sale; Migrate HS accounts Seasonality Jan-June July-Dec Balances Inventory/ Sales Flow Customer Type Park,Y,Church HS,College, Youth League Road men target traditional accounts; Catalogs pivot to target non-traditionals Brands Generic Top Brands Proprietary Sku's Improve Kessler/Dixie Margins; Branded Sku's Expand CP Sales Proprietary Sku's 80% 0% CP to feed their distribution channel with high margin proprietary product Why Build This Platform . . .

Management Experience 2000+ Factory Direct SKU's 24 Hour Quick Ship Guarantee Vertically Integrated Supplier Lowest Costs Proprietary Mailing Lists 30 Years Sourcing Expertise Product Designers/Manufacturing Equipment & Uniforms Under One Roof Proprietary 1.5 MM Catalogs 140 Road Men 15 Man Telesales Selling Tools Tough to Compete . . . Lock Down Barriers to Entry

#1. Push CP Proprietary Product Through New Sales Force Drive 2500+ CP SKU's Through 140 Newly Acquired Sales Professionals (Kess, Dix, Tomk, OTS) #2. Prove the sales, margin leverage is there, then . . . #3. Replicate The Model: Expand Geographic Reach of Sales Force Creating Leverage . . .

= 20-50% Savings BASES Domestic International $75 Cost $40 Cost Hundreds of Targeted Equipment SKU's Domestic International $13 Cost $4 Cost FOOTBALL PRACTICE JERSEY Hundreds of Targeted Practice Uniform SKU's CP = 37% margins; Acquired=30% . . . Walk Margins Up The Power of Proprietary Product

Q104 Q104 Margins Q105 Q105 Margins Increase Net Sales $5.9M $27.7M 364% Operating Profits $.5K 8.5% $3.4M 12.3% 655% Net Income $.3K 5.1% $2.07M 7.5% 669% EPS $.05 $.21 320% Shares 5.77M 10.2M 77% Q105 - Leverage Realized . . .

$50MM Capital Raise Through TWP Sales Acceleration Add Accretive Partners Extract Operating Leverage Leverage Proven - Expand the Scope

Sales Force Expansion e 15-50 States; 6K to 20K key accounts Broaden Salesman Coverage - only 30% Physical Coverage today Deeper Penetration into Sales Force Accounts (cobweb of buyers) Continued Robust Organic Growth - new products / new accounts Sales Acceleration

Joint-Ventures/Co-op Marketing Agreements Exclusive Relationships New Product Categories Valued Brands Key New Lines for Sales Force & Catalogs Manufacturing Acquisitions Add Proprietary SKU's to Sales Force/Catalogs Fill the Pipeline "Bottom-up" Highly Selective Distribution Acquisitions Key Regional Sales Hubs - Key Sales Forces Highly Selective Seek Accretive Partners

Highly Fragmented; Poorly Capitalized Space Attractive Pipeline of Targets: Distribution & Product Scalable Platform Primed for SKU, Sales Force Growth Goal: $3-5 Accretive Revenue per $1 of Infused Capital $100M - $200M in Identified Revenue Opportunity Use of Proceeds - Why Now?

Fiscal Year '05 (P) Proceeds Fully Deployed Net Sales $100M+ $220M+ EBIT $8.5M+ $23M+ Net Income $5.6M+ $13.9M+ Basic EPS $.54+ (10.4 out) $1.34+ (10.4 out) FD EPS $.46+ (12.2 out) $1.00+ (13.8 out) Cash Onhand $46M $0M "If Converted" Targets - No Usage '05

Target Margins Long-Term Target Gross Profit 33.9% Operating Income 12.4% Net Income 7.5% Q1 FY2005 36% - 38% 13% - 15% 8% - 10% 37.0% FY2002 5.6% 3.1%